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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549
                          _________________________

                                  Form 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported):  December 10, 2001

                               DAN RIVER INC.
           (Exact name of registrant as specified in its charter)

                       Commission file number 1-13421



            GEORGIA                          58-1854637
     (State or other jurisdiction of         (I.R.S. Employer
     incorporation or organization)          Identification No.)

          2291 Memorial Drive                24541
          Danville, Virginia                 (Zip Code)
          (Address of principal executive offices)

   Registrant's telephone number, including area code:  (434) 799-7000

















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Item 5.   Other Events and Regulation FD Disclosure.
          -----------------------------------------

     On December 10, 2001, we announced that we have amended our credit agreement with our senior lenders. The amendment permanently waives financial covenant defaults that have occurred to date, establishes a borrowing base and new financial covenants, defers in part certain required payments, and amends certain other provisions of the credit agreement, including applicable interest rates. The amendment is filed as Exhibit 10 to this Current Report.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

c. Exhibits


Exhibit No.
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10.       Form of Fifth Amendment dated as of December 10, 2001
          to the credit agreement among Dan River Inc.
          and certain of its subsidiaries, the several lenders party thereto, and First Union
          National Bank as Administrative Agent

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DAN RIVER INC. (Registrant)



Date:  December 10, 2001           /s/ Harry L. Goodrich
                                   ---------------------------------
                                   Harry L. Goodrich
                                   Vice President



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Exhibit No.     Description of Exhibit
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10              Form of Fifth Amendment dated as of December 10, 2001
                to the credit agreement among Dan River Inc.
                and certain of its subsidiaries, the several lenders party thereto, and First Union
                National Bank as Administrative Agent